unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Q3 2011 Earnings Presentation

Ashleigh Palmer, President and CEO

November 9, 2011

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Q3 2011 Highlights

Solid execution towards completion of successful turnaround

- Positive results of ORACAL Ph3 study showcased in detail at ASBMR
- Entered a $2.2MM Development Services and Clinical Supply Agreement with GSK
- Six feasibility studies ongoing/completed within Biotechnologies SBU
- Divested SDBG, remaining non-core asset
- Strengthened Board with appointment of industry veteran Ted Odlaug

unigene

News Flow Subsequent to End of Q3

Positive announcements at start of Q4 ensure transformational 2011

- Completed all patient dosing in Ph2 oral PTH study
- **Statistically significant positive top-line Ph2 results reported ahead of schedule for oral PTH study**
- Unigene and Nordic Bioscience combine industry leading capabilities with formation of JDV for blockbuster indications
- Peptide development expertise endorsed with investment up to $6MM from Nordic's Chairman, Dr. Claus Christiansen
- Retirement of long-standing directors makes room for next generation of Unigene Board

Q3 Financial Results

- Revenues
  - Turnaround strategy continues to generate revenue from Tarsa and GSK development fees, GSK licensing milestones and Biotechnologies SBU feasibility studies
- Operating Loss
  - Significant decrease in Fortical® sales offset by revenue from turnaround strategy
- Net Loss
  - Increases primarily due to non-cash items including SDBG divestiture and Tarsa investment write-down
- Cash
  - Ending cash excludes DDF investment and GSK development revenues

Cash runway extends beyond a single game changing event

Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization

In-licensing

Anti-inflammatory peptides
Metabolic peptides

Proof-of-Concept

Oral PTH – GSK
Oral Calcitonin – Tarsa

Partner/Out-license

Fortical® – Upsher-Smith

- **Proprietary shots on goal**
- **High ROI potential from partnering**

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties
Oral Calcitonin – Novartis

- **Near-term cash from service fees**
- **Licensing milestones and royalties**

unigene

Unigene Biotechnologies



Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
  - Six feasibility studies ongoing/completed across a broad spectrum of therapeutic areas
  - Cara clinical trial material shipped ; Ph1 to begin by year end

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

Anticipated licensing announcement over course of next 6-9 months

unigene

Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic, Bone and Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Metabolic Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities
nordicbioscience

ORACAL Trial Showcased at ASBMR

- Unigene's oral delivery platform validated by positive results of Ph3 trial of oral calcitonin for osteoporosis
  - Study design and endpoints defined in Special Protocol Assessment (SPA)
  - Trial achieved primary endpoint with statistical significance
  - Data presented in detail at The American Society for Bone and Mineral Research
- Oral calcitonin was superior to nasal sCT and placebo at primary endpoint
- Oral formulation of calcitonin provides desired delivery of biologically active drug without clinically significant food effects

Unigene Owns 20%* of Tarsa

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

** fully diluted and subject to liquidating preferences*

Oral PTH Program Demonstrates Unigene's Operational Excellence

- Restated License and Development Agreement
  - Signed December 2010 within six months of turnaround
  - $150MM in milestones and double-digit royalties
  - $4MM upfront to conduct Ph2 study
  - Manufactured Ph2 clinical trial material
  - Regulatory submission approved in 3 EU countries
  - Completed patient enrollment triggering $4MM milestone payment
  - $2.2MM Development and Supply agreement in advance of Ph3
  - Completed patient treatment period and data analysis in record time

Top-line results in advance of expectations

Ph2 Oral PTH Study Design

- Ph2 study of oral PTH for the treatment of osteoporosis in 93 postmenopausal women
  - Multicenter, double blind with respect to placebo, randomized, repeat dose study
    - included an open label comparator arm of the Forsteo® injectable formulation
  - Primary endpoint was an increase in BMD at the lumbar spine in subjects at 24 weeks compared to baseline
  - Secondary endpoints evaluated biochemical markers of bone formation and resorption, safety, tolerability and PK of oral formulation

Ph2 Oral PTH Study Successfully Achieves Proof-of-Concept

Primary Endpoint

- Oral PTH resulted in a statistically significant mean increase in BMD at the lumbar spine of 2.2 percent ($p<0.001$) at week 24 as compared to baseline
  - 5mg dose of oral PTH demonstrated consistency of exposure at weeks 1 and 24 with the appropriate pulsatile PK profile

Secondary Endpoints

- Forsteo® comparator arm showed a statistically significant increase in BMD compared to baseline, consistent with previously reported data
- Placebo arm showed an non-significant decline in BMD
- Positive trends in bone formation at week 24 were seen in both the oral PTH and Forsteo® arms
- Oral PTH showed an acceptable safety profile with no drug-related SAE's
- No occurrences of hypercalcemia, a common side effect of PTH therapies

Oral PTH Represents Significant Accomplishment

- Oral PTH proof-of-concept, establishes Unigene as the clear industry leader in oral peptide drug delivery
  - PTH more exacting peptide than calcitonin
  - Competitors have abandoned unsuccessful PTH programs
- Most clinically advanced oral PTH in development
- PTH market significantly greater than calcitonin
  - Current injectable ~$1B; opportunity projected to grow to $2B by 2014
- GSK has an option to proceed
  - Decision within 75 days of clinical report
  - Option associated with substantial milestone payment

Metabolic Disease Programs

- UGP281 lead molecule
  - On track to initiate Ph1 clinical testing in H1 2012
  - Targeting morbidly obese population to optimize risk benefit relationship
  - Favorable pharmacological profile potentially addressing many of the shortfalls of recent obesity drug failures
  - Incorporates oral formulation and high-yield manufacturing
  - Building an engaged Scientific Advisory Board
- New proprietary analogs
  - Nordic Bioscience given access to screen for biological activity
  - Selected three high potential analogs for advanced screening/development
  - Resulted in partnering discussions to form joint development vehicle

Unigene/Nordic JDV Rationale

- Nordic Bioscience is an ideal partner
  - World renowned drug development company with industry leading biomarker expertise
  - Provides preclinical screening and clinical development expertise
- Creates otherwise unavailable opportunity to access multiple blockbuster markets
  - Type 2 diabetes, osteoarthritis and osteoporosis
- Validates Unigene as peptide development partner of choice
  - Nordic selected Unigene over several other potential partners
  - Confidence demonstrated by Chairman's $6MM investment option

Accelerates Unigene's transition into biopharma company

Nordic/Unigene Joint Development Vehicle


unigene
Legal Contract
nordicbioscience
Analogs, Oral Formulation, Recombinant and Clinical Trial Material Manufacturing Services and Relevant Licenses
Preclinical Screening, Toxicology, Ph1/Ph2 Clinical Testing Services and Relevant Licenses
NU-Co Equity (50%)
NU-Co
NU-Co Equity (50%)

Unigene's Turnaround Scorecard

June 2010	October 2011
Insolvency threatening	Extended cash runway into the 2H 2012
Lacking sustainable/viable strategy	Targeted growth strategy
Lacking BD functionality	BD/Partnering a competence
Tarsa Ph3 ORACAL trial ongoing	Results validate technology platforms
GSK PTH partnership moribund	Positive top-line Ph2 results reported
Distracting and costly non-core assets	Divested SDBG and China joint venture
UGP281 on hold	UGP281 Ph1 program to begin 1H 2012
Nordic Bioscience developing oral sCT with Emisphere/Novartis	Nordic & Unigene form JDV to develop calcitonin analogs for blockbuster mkts

Near-Term Transformational Catalysts

THERAPEUTICS	H1 2011	H2 2011	H1 2012
gsk *Oral PTH*	Initiate P2 dosing ✓ Complete P2 Enrollment ✓ $4MM Milestone ✓	P2 Top-line Results ✓	Option Decision: Q1
TARSA *Oral Calcitonin*	P3 Results ✓	*Awaiting details from Tarsa regarding NDA submission schedule and potential exit transaction*	
unigene *Metabolic disease*		JDV formed with Nordic Bioscience targeting T2D ✓	UGP281 for Satiety: File IND Commence Ph1
BIOTECHNOLOGIES			
unigene *Peptelligence™*	Peptide partner feasibility studies ✓	Peptide partner feasibility studies and potential licensing	
NOVARTIS *Oral Calcitonin*		P3 Top-line OP Results	Potential NDA Filing

Q&A

In Summary

- Further/greater validation of Unigene's industry leading, oral peptide drug delivery and manufacturing technology platforms
- Positive Ph2 results for oral PTH; $150MM + royalties oral PTH partnership with GSK; Ph3 option decision due Q1 2012
- Positive Ph3 results for potential first oral calcitonin to market; exit transaction anticipated
- Joint Development Vehicle with Nordic Bioscience targeting multiple blockbuster markets
- Building diversified portfolio of high potential partnerships; 6 feasibility studies ongoing/completed

Multiple "game-changing" events in next 6-9 months

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Q3 2011 Earnings Presentation

Ashleigh Palmer, President and CEO

November 9, 2011